J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Advantage Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated June 29, 2020

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated March 1, 2020, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Summary Prospectuses and Prospectuses is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Zenah Shuhaiber	2013	Executive Director
Richard Webb	2020	Managing Director
Timothy Lewis	2020	Vice President

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — International Advantage Fund” section of the Prospectuses is deleted in its entirety and replaced with the following:

International Advantage Fund

The portfolio management team utilizes a team based approach and is comprised of Zenah Shuhaiber, Richard Webb and Timothy Lewis. Ms. Shuhaiber, an Executive Director and CFA charterholder, Mr. Webb, a Managing Director, and Mr. Lewis, a Vice President and CFA charterholder, share authority in the management of the Fund. Ms. Shuhaiber is a portfolio manager in the International Equity Group based in London. An employee of JPMIM or its affiliates (or one of their predecessors) since 2005, Ms. Shuhaiber has portfolio and research responsibilities for style-based strategies, and has been a portfolio manager of the Fund since February 2013. Mr. Webb is a portfolio manager in the International Equity Group based in London. An employee of JPMIM or its affiliates (or one of their predecessors) since 1995, Mr. Webb sits within the Core sub-team contributing to all investment strategies run on the sub-team. He also manages segregated pan European mandates for institutional clients. Mr. Webb was previously at Royal Insurance Asset Management, initially as a European fund manager before becoming head of European equities and, later, head of international equities. Before this, Mr. Webb worked as an investment analyst on the French and Belgian markets, at Carnegie International. Mr. Webb obtained a B.A. in Modern History & Politics from the University of Durham and earned an M.A. in European Management from Cranfield School of Management. Mr. Lewis is a portfolio manager in the International Equity Group based in London. Mr. Lewis joined as an analyst in 2013, spending six years as part of the UK mid and small cap team before switching to focus on our core global portfolios. He obtained a BA in Business and Economics at Trinity College Dublin, and an MSc in Behavioral Economics from the University of Nottingham.

SUP-IA-PM-620

Effective immediately, the “Portfolio Managers — Portfolio Managers’ Other Accounts Managed” section of the Statement of Additional Information with respect to the JPMorgan International Advantage Fund (the “Fund”) is deleted in its entirety and replaced with the following:

Portfolio Managers’ Other Accounts Managed*

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of October 31, 2019:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)

International Advantage Fund
Zenah Shuhaiber	3	$205,929	3	$1,237,578	0	$0
Richard Webb[1]	0	0	5	1,827,165	0	0
Timothy Lewis[1]	0	0	0	0	0	0

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of October 31, 2019:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)

International Advantage Fund
Zenah Shuhaiber	0	$0	0	$0	0	$0
Richard Webb[1]	0	0	0	0	0	0
Timothy Lewis[1]	0	0	0	0	0	0

1	As of April 30, 2020.
*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of assets allocation, multi-managed or other accounts.

In addition, the “Portfolio Managers — Portfolio Managers’ Ownership of Securities” section with respect to the Fund is deleted in its entirety and replaced with the following:

Portfolio Managers’ Ownership of Securities

The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager, as of the fiscal year ended October 31, 2019. Aggregate Dollar Range, if applicable, includes the portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser’s deferred compensation plan, which reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of the Fund and accordingly, the economic equivalent of an investment in Fund shares.

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
International Advantage Fund
Zenah Shuhaiber	X
Richard Webb(2)	X
Timothy Lewis(2)	X

(2)	As of April 30, 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE